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                                                                    EXHIBIT 23.1

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-495549, No. 333-30473, No. 333-89908, No.
333-45463, No.333-55604, No. 333-63762 and No. 333-49186) and Form S-3 (No.
333-47034, No. 333-47184, No. 333-47190 and No. 333-70937) of P-Com, Inc. of our
report dated March 29, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
March 29, 2002